Exhibit 10.5

                                    AMENDMENT
                                       TO
                             STOCK OPTION AGREEMENT
                                      UNDER
          TEXAS INDUSTRIES, INC. 2004 OMNIBUS EQUITY COMPENSATION PLAN

         This Amendment dated __________, 2006 amends each Stock Option Agreement Under Texas Industries, Inc. 2004 Omnibus Equity Compensation Plan to which the Grantee set forth below is a party. Such Stock Option Agreement, whether one or more, is referred to as the "Stock Option Agreement".

                                    ARTICLE I

                                   Definitions
                                   -----------

         Each capitalized term that is used but not defined in this Amendment shall have the meaning prescribed in the Plan or the Stock Option Agreement.

                                   ARTICLE II

                                    Amendment
                                    ---------

         Article V of the Stock Option Agreement is deleted in its entirety and replaced by the following:

(a) If a Change of Control (as defined below) occurs, this Option shall become immediately exercisable with respect to the full number of Shares subject to this Option, notwithstanding the specific terms of this Option.

(b) "Change of Control" shall mean the occurrence of any of the following after the Effective Date of this Option:

         (i) Any person becomes the beneficial owner of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities that have the right to vote for the election of directors generally. "Person" shall have the meaning ascribed to such term in
                  Section 3(a)(9) of the Securities Exchange Act of 1934, as amended, and used in Sections 13(d)(3) and 14(d)(2) thereof, including a "group" as defined in Section 13(d) thereof, other than (1) any employee plan established by the Company, (2) the Company or any of its subsidiaries, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) an entity owned, directly or indirectly, by security holders (including, without limitation, warrant or option holders) of the Company in substantially the same proportions as their ownership of the Company. "Beneficial owner" shall have the meaning ascribed to such term in Rule 13d-3 under such act.

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         (ii)     Continuing Directors cease for any reason to constitute a
                  majority of the directors of the Company then serving. "Continuing Directors" means directors of the Company who were:

                  (x)      directors on the Effective Date of this Option, or

                  (y) elected or nominated for election with the approval of a majority of the directors who, at the time of such election or nomination, were Continuing Directors.

         (iii) A merger, consolidation or other business combination (including an exchange of securities with the security holders of an entity that is a constituent in such transaction) of the Company with any other entity, unless the voting securities of the Company outstanding immediately prior to such merger, consolidation or business combination continue to represent at least a majority of the combined voting power of the securities having the right to vote for the election of directors generally of the Company or the surviving entity or any parent thereof outstanding immediately after such merger, consolidation or business combination (either by remaining outstanding or by being converted into or exchanged for voting securities of the surviving entity or parent thereof).

         (iv) The Company (taken as a whole with its subsidiaries) sells, leases or otherwise disposes of all or substantially all of its assets (in one transaction or a series of related transactions, including by means of a sale, lease or disposition of the assets or equity interests in one or more of its direct or indirect subsidiaries), other than such a sale, lease or other disposition to an entity of which at least a majority of the combined voting power of the outstanding securities are owned directly or indirectly by stockholders of the Company.

         (v) The occurrence of any other event or circumstance that results in the Company filing or being required to file a report or proxy statement with the Securities and Exchange Commission disclosing that a change of control of the Company has occurred.

(c) Upon the occurrence of a Change of Control, the provisions of Section IV(d) are superceded and shall no longer have any effect.

                                   ARTICLE III

                                   Other Terms
                                   -----------

         All of the terms of the Stock Option Agreement, as expressly amended by this Amendment, remain in full force and effect.

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

         IN WITNESS WHEREOF, TEXAS INDUSTRIES, INC. has caused this Amendment to be executed as of the date set forth above, and Grantee has accepted the terms and provisions thereof.

                                           TEXAS INDUSTRIES, INC.


                                           By:
                                               ---------------------------------
                                               Authorized Officer

ACCEPTED:

By:
    ---------------------------
    Grantee

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